Hennessy Mutual Funds, Inc.
Filed Pursuant to Rule 497(b)
1933 Act No. 333-176888
1940 Act No. 811-07695

THE HENNESSY FUNDS
CORNERSTONE SERIES OF FUNDS
7250 Redwood Blvd.
Suite 200
Novato, California 94945

October 17, 2011

Dear Hennessy Cornerstone Growth Fund, Series II Shareholder:

We are sending this information to you because you are a shareholder of the Hennessy Cornerstone Growth Fund, Series II (the “Growth Fund II”), a series of Hennessy Funds Trust (the “Trust”).  The Board of Trustees of the Trust is pleased to announce the acquisition of the assets and liabilities of the Growth Fund II by the Hennessy Cornerstone Growth Fund (the “Growth Fund”), a series of Hennessy Mutual Funds, Inc. (the “Company”).  The Trust and the Company have a common Board of Trustees/Directors and a common set of officers.  We sometimes refer to each of the Growth Fund II and the Growth Fund as a “Fund” and together, the “Funds”.

The acquisition, which is expected to become effective October 28, 2011, is described in more detail in the attached prospectus.  You should review the prospectus carefully and retain it for future reference.  In connection with this acquisition, we are not asking you for a proxy and you are requested not to send a proxy.

The Growth Fund II and the Growth Fund have identical investment objectives, and they have the same investment strategies.  The only material difference between the two Funds is that the stocks are purchased, and the portfolio is rebalanced, at different times of the year (the summer for the Growth Fund II and the winter for the Growth Fund), generating different portfolios.  Approximately 28% of the portfolio of the Growth Fund II is currently held by the Growth Fund.

We anticipate that the acquisition will result in benefits to the shareholders of the Growth Fund II as discussed more fully in the prospectus.  As a general matter, we believe that the acquisition will provide substantially the same investment opportunity with a lower expense ratio for the Growth Fund II shareholders.  In recommending the acquisition, the Trustees/Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Growth Fund II’s prospects for future sales, expense ratio reductions expected to result from the acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition, and the Trustees/Directors have concluded that the acquisition is in the best interests of the Funds.

Upon the acquisition of the Growth Fund II by the Growth Fund, each shareholder of the Growth Fund II will receive shares of the Growth Fund, which have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shareholder’s shares in the Growth Fund II.   The Growth Fund II would then terminate.  The shareholders of the Growth Fund II will not be assessed any sales charges or other shareholder fees in connection with the acquisition.

Sincerely,

/s/ Neil J. Hennessy
Neil J. Hennessy
President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the acquisition described in the prospectus or the securities to be issued pursuant to the acquisition under the prospectus or determined if the prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

The enclosed prospectus is dated October 17, 2011 and is
first being mailed to shareholders on or about October 17, 2011.

THE HENNESSY FUNDS
CORNERSTONE SERIES OF FUNDS
7250 Redwood Blvd.
Suite 200
Novato, California 94945

QUESTIONS AND ANSWERS

Dated:  October 17, 2011

Question 1:  What is this document and why did we send this document to you?

Answer:  The attached document is a prospectus that provides you with information about the acquisition (the “Acquisition”) of the assets and liabilities of the Hennessy Cornerstone Growth Fund, Series II (the “Growth Fund II”), a series of Hennessy Funds Trust (the “Trust”), by the Hennessy Cornerstone Growth Fund (the “Growth Fund”), a series of Hennessy Mutual Funds, Inc. (the “Company”).  The Trust and the Company have a common Board of Trustees/Directors and a common set of officers.  (The Growth Fund II and the Growth Fund are each a “Fund” and, collectively, the “Funds”.)

On August 31, 2011, the Board of Trustees/Directors (the “Trustees/Directors”) of the Trust and the Company approved and declared advisable the Acquisition of the Growth Fund II by the Growth Fund.  The Acquisition does not require approval by shareholders of either Fund.  We are not asking you for a proxy and you are requested not to send a proxy.

Shareholders may contact the Company by writing to Hennessy Funds, 7250 Redwood Blvd., Suite 200, Novato CA 94945, or by calling 1-800-966-4354.

Question 2: How will the Acquisition work?

Answer:  The Plan of Acquisition and Liquidation dated as of October 17, 2011 (the “Plan”) provides for (1) the transfer of all the assets of the Growth Fund II to the Growth Fund, (2) the assumption by the Growth Fund of all the liabilities of the Growth Fund II, (3) the issuance to shareholders of the Growth Fund II of shares of the Growth Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Growth Fund II in redemption of their shares of the Growth Fund II, and (4) the termination of the Growth Fund II.  In the distribution, holders of Original Class shares of the Growth Fund II will receive Original Class shares of the Growth Fund, and holders of Institutional Class shares of the Growth Fund II will receive Institutional Class shares of the Growth Fund.  As a result of the Acquisition, each shareholder of the Growth Fund II will become a shareholder of the Growth Fund.

Shareholders of the Growth Fund II will not be assessed any sales charges or other shareholder fees in connection with the Acquisition.

Question 3: Why is the Acquisition taking place?

Answer:  After considering the recommendation of Hennessy Advisors, Inc. (the “Manager”), the Trustees/Directors concluded that participation by the Growth Fund II in the Acquisition is in the best interests of the Growth Fund II.  In recommending the Acquisition, the Trustees/Directors have considered, among other things, the investment objectives and investment policies of the Funds, the Growth Fund II’s prospects for future sales, expense ratio reductions expected to result from the Acquisition, the comparison of fees for the Funds and the pro forma combined Fund, the overlap of the securities held, or eligible to be held, by the Funds, the costs of the acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

Question 4:  When will the Acquisition take place?

Answer:  The Acquisition is expected to take place October 28, 2011.

Question 5:  Who will bear the expenses of the Acquisition?

Answer:  The expenses of the Acquisition will be borne by the Manager. Following the Acquisition, the Growth Fund will hold the assets of the Growth Fund II that it acquires until the Growth Fund rebalances its portfolio in the winter, pursuant to its customary procedures. The Manager will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Growth Fund rebalancing its portfolio in the ordinary course following the Acquisition.

Question 6:  Where can I find additional information about the Funds?

Answer:  Additional information about the Funds is available in the Statement of Additional Information (“SAI”) dated October 17, 2011 that has been filed with the Securities and Exchange Commission (“SEC”) in connection with this prospectus, along with the other documents identified below.  The SAI is incorporated by reference into this prospectus and accompanies this prospectus.

Information about the Funds is also contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

•	The current Original Class Prospectus of the Growth Fund II and the Growth Fund, dated February 28, 2011.

•	The current Institutional Class Prospectus of the Growth Fund II and the Growth Fund, dated February 28, 2011.

•	The current Statement of Additional Information of the Growth Fund II and the Growth Fund, dated February 28, 2011.

•	The current Annual Report of the Growth Fund II and the Growth Fund, for the fiscal year ended October 31, 2010.

•	The current Semi-Annual Report of the Growth Fund II and the Growth Fund, for the fiscal period ended April 30, 2011.

Copies of the SAI and the above-referenced documents are available upon request and without charge by writing to Hennessy Funds, 7250 Redwood Blvd., Suite 200, Novato CA 94945, or by calling 1-800-966-4354.

You may view or obtain documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

THE HENNESSY FUNDS
CORNERSTONE SERIES OF FUNDS
7250 Redwood Blvd.
Suite 200
Novato, California  94945
(415) 899-1555
(800) 966-4354

PROSPECTUS DATED OCTOBER 17, 2011

For the Reorganization of

Hennessy Cornerstone Growth Fund, Series II

Series of Hennessy Funds Trust

Into

Hennessy Cornerstone Growth Fund

Series of Hennessy Mutual Funds, Inc.

We are sending this prospectus to you because you are a shareholder of the Hennessy Cornerstone Growth Fund, Series II (the “Growth Fund II”), a series of Hennessy Funds Trust (the “Trust”).  The Board of Trustees of the Trust is pleased to announce the acquisition of the assets and liabilities of the Growth Fund II by the Hennessy Cornerstone Growth Fund (the “Growth Fund”), a series of Hennessy Mutual Funds, Inc. (the “Company”).  The Trust and the Company have a common Board of Trustees/Directors and a common set of officers.  We sometimes refer to each of the Growth Fund II and the Growth Fund as a “Fund” and together, the “Funds”.

We are not asking you for a proxy and you are requested not to send a proxy.

The proposed acquisition will be effected pursuant to a plan of acquisition and liquidation (the “Plan”), which provides for (collectively, the “Reorganization”): (1) the transfer of all the assets of the Growth Fund II to the Growth Fund, (2) the assumption by the Growth Fund of all the liabilities of the Growth Fund II, (3) the issuance to shareholders of the Growth Fund II of shares of the Growth Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Growth Fund II in redemption of their shares of the Growth Fund II, and (4) the termination of the Growth Fund II.  In the distribution, holders of Original Class shares of the Growth Fund II will receive Original Class shares of the Growth Fund, and holders of Institutional Class shares of the Growth Fund II will receive Institutional Class shares of the Growth Fund.  As a result of the Reorganization, each shareholder of the Growth Fund II will become a shareholder of the Growth Fund.

The Growth Fund II is a series of Hennessy Funds Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Growth Fund is a series of Hennessy Mutual Funds, Inc., an open-end management investment company registered with the SEC under the Investment Company Act.

This prospectus, which should be retained for future reference, sets forth concisely information about the Growth Fund that investors should know before the Reorganization.  Additional information is contained in the following documents, which have been filed with the SEC and are incorporated by reference into this prospectus (this means that they are legally considered to be a part of this prospectus):

•	The Statement of Additional Information dated October 17, 2011, relating to the Plan, including financial statements, which accompanies this prospectus.

•	The current Original Class Prospectus of the Growth Fund II and the Growth Fund, dated February 28, 2011.

•	The current Institutional Class Prospectus of the Growth Fund II and the Growth Fund, dated February 28, 2011.

•	The current Statement of Additional Information of the Growth Fund II and the Growth Fund, dated February 28, 2011.

•	The current Annual Report of the Growth Fund II and the Growth Fund, for the fiscal year ended October 31, 2010.

•	The current Semi-Annual Report of the Growth Fund II and the Growth Fund, for the fiscal period ended April 30, 2011.

Copies of these documents are available upon request and without charge by writing to Hennessy Funds, 7250 Redwood Blvd., Suite 200, Novato CA 94945, or by calling 1-800-966-4354.

We are not asking you for a proxy or written consent, and you are requested not to send to us a proxy or written consent.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganization described in the prospectus or the securities to be issued pursuant to the reorganization under the prospectus or determined if the prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

PROSPECTUS TABLE OF CONTENTS

i

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this prospectus, including documents incorporated by reference, as well as in the plan of acquisition and liquidation attached to this prospectus (the “Plan”).  This synopsis is qualified by reference to the more complete information contained herein as well as in the Original Class Prospectus and Institutional Class Prospectus of the Hennessy Cornerstone Growth Fund, Series II (the “Growth Fund II”) and the Hennessy Cornerstone Growth Fund (the “Growth Fund”), each dated February 28, 2011, which includes information about the funds, and in the Plan attached hereto as Exhibit A.  The transactions contemplated by the Plan (collectively the “Reorganization”) are described herein.  Shareholders should read the entire prospectus carefully.

The Growth Fund II is a series of Hennessy Funds Trust (the “Trust”), and the Growth Fund is a series of Hennessy Mutual Funds, Inc. (the “Company”).  The Trust and the Company have a common Board of Trustees/Directors and a common set of officers.  We sometimes refer to each of the Growth Fund II and the Growth Fund as a “Fund” and together, the “Funds”.

B.	Reasons for the Reorganization/Board Deliberations

The Funds’ investment advisor, Hennessy Advisors, Inc. (the “Manager”), recommended that the Trustees/Directors approve the Plan.  The Trustees/Directors considered the factors discussed below, among others, from the point of view of the interests of the Growth Fund II and its shareholders.  After careful consideration, the Trustees/Directors (including all Trustees/Directors who are not “interested persons” of the Funds, the Manager or its affiliates) determined that Reorganization would be in the best interests of the Growth Fund II and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.  The Trustees/Directors have unanimously approved the Plan.

The Trustees/Directors considered, among other things:

•	The Manager discussed with the Trustees/Directors that it believes that the Reorganization would benefit the Growth Fund II and its shareholders by potentially resulting in a lower expense ratio;

•
Potential shareholder benefits, including the fact that the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Growth Fund II;

•	The current asset level of the Growth Fund II and the combined pro forma asset level of the combined Fund;

•	The historical performance of the Funds;

•	The investment objective and principal investments of the Funds; and

•	The form of the Plan and the terms and conditions of the Reorganization.

Also, the Trustees/Directors approved the Plan on behalf of the Growth Fund.

The Manager will pay all of the expenses related to the Reorganization.  The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the registration statement and printing and distribution of the prospectus, legal fees, accounting fees and securities registration fees.

C.	The Proposed Plan and Resulting Reorganization

The Plan provides for: (1) the transfer of all the assets of the Growth Fund II to the Growth Fund, (2) the assumption by the Growth Fund of all the liabilities of the Growth Fund II, (3) the issuance to shareholders of the Growth Fund II of shares of the Growth Fund, equal in aggregate net asset value (“NAV”) to the NAV of their former shares of the Growth Fund II in redemption of their shares of the Growth Fund II, and (4) the termination of the Growth Fund II.  In the distribution, holders of Original Class shares of the Growth Fund II will receive Original Class shares of the Growth Fund, and holders of Institutional Class shares of the Growth Fund II will receive Institutional Class shares of the Growth Fund.  As a result of the Reorganization, each shareholder of the Growth Fund II will become a shareholder of the Growth Fund.

No sales charges will be imposed on the shares of the Growth Fund issued in connection with the Reorganization.  The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, shareholders should not recognize any gain or loss on the Growth Fund II shares for federal income tax purposes as a result of the Reorganization.

D.	Comparison of the Growth Fund II and the Growth Fund

1.	Investment Objectives and Principal Investment Policies

The Growth Fund II seeks long-term growth of capital by investing in growth-oriented common stocks, utilizing a highly disciplined, purely quantitative formula known as the Cornerstone Growth Strategy® (the “Growth Strategy”).  Like the Growth Fund II, the Growth Fund seeks long-term growth of capital by investing in growth-oriented common stocks, utilizing the Growth Strategy.  The only material difference between the two Funds is that the stocks are purchased, and the portfolio is rebalanced, at different times of the year (the summer for the Growth Fund II and the winter for the Growth Fund), generating different portfolios.

The Growth Strategy has historically selected small cap companies, but may also select mid and large cap companies.  From a universe of stocks with market capitalization exceeding $175 million, the Growth Strategy selects the 50 common stocks with the highest one-year price appreciation as of the date of purchase that also meet the following criteria:

•
Price-to-sales ratio below 1.5.  This value criterion helps to uncover relative bargains. The Growth Strategy uses sales as its guide because sales figures are more difficult for companies to manipulate than earnings and frequently provide a clearer picture of a company’s potential value.

•
Annual earnings that are higher than the previous year.  While the Manager has found that sales may be the best indicator of a company’s value, the Growth Strategy considers improved earnings to be a key indicator of a company’s financial strength.

•
Positive stock price appreciation, or relative strength, over the past three and six-month periods.  Historically, relative strength has been one of the most influential variables in predicting which stocks will outperform the market.

Each Fund purchases 50 stocks as dictated by the Growth Strategy, weighted equally by dollar amount, with 2% of the portfolio’s assets invested in each.

Using the Growth Strategy, the universe of stocks is re-screened annually, in the summer for the Growth Fund II and in the winter for the Growth Fund.  At this time, stocks meeting the Growth Strategy’s criteria not currently in the respective portfolio are purchased, and stocks that no longer meet the criteria are sold.  Holdings of all stocks in the applicable Fund that continue to meet the criteria are appropriately increased or decreased to result in equal weighting of all stocks in the portfolio.

The Growth Fund has no investment restriction material to its investment strategy that is materially different from any investment restriction that is material to the investment strategy of the Growth Fund II.

2.	Investment Advisory Services

Hennessy Advisors, Inc., 7250 Redwood Blvd., Suite 200, Novato, California 94945, serves as the investment advisor to the Funds.  Each of the Funds pays the Manager a monthly management fee based on its average daily net assets at the annual rate of 0.74%.

3.	Distribution Services

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as distributor for the Funds.  As such, Quasar is responsible for all purchases, sales, redemptions, and other transfers of shares.  As distributor, Quasar also provides certain administrative services.  Shares of the Funds are offered for sale on a continuous basis at net asset value per share.  Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority (FINRA).

4.	Purchase and Redemption Procedures

The purchase and redemption procedures for the Funds are the same.

Purchases and sales (redemptions) of shares of both the Funds are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order by the Funds’ transfer agent.  The Ordinary Class shares and Institutional Class shares of the Funds have no load, 12b-1 fee or redemption fee.  Each of the Funds has entered into a Shareholder Servicing Agreement with the Manager pursuant to which the Manager provides administrative support services to the Funds.  For such services, each of the Funds pays an annual service fee to the Manager equal to 0.10% of its average daily net assets (the Institutional Class shares are not subject to this service fee).  The Funds’ transfer agent assesses a fee of $15.00 for each redemption made by wire.

The minimum amounts required to invest in or add to an account with the Funds (Original Class shares and Institutional Class shares) are indicated below:

	Investment Minimums
	Original Class	Institutional Class

Regular (New Investor)	$2,500	$250,000
Additional Investment (Current Fund Shareholders)	$100	$100
Retirement (Roth and Regular)	$250	$250

The Funds offer an automatic investment plan, whereby an existing shareholder may authorize the Funds to withdraw from his or her personal bank account each month an amount that such shareholder wishes to invest, which must be at least $100.  The Funds may waive the investment minimums from time to time.

5.	Exchange Procedures

The exchange procedures for the Funds are the same.

Shareholders of the Funds may exchange shares of the Funds for shares of any of the other Hennessy funds any day that the funds and the New York Stock Exchange are open for business.  Shareholders of the Funds may also exchange shares of the Funds for shares of the First American Prime Obligations Fund, a money market mutual fund that is not affiliated with the Trust, the Company or the Manager.  Exchanges are done at no cost.

6.	Service Providers

The Funds have the same service providers, which will continue in their capacity after the Reorganization.

E.	Federal Tax Consequences of the Proposed Reorganization

Neither the Growth Fund II nor its shareholders should be required to recognize gain or loss as a result of the Reorganization.  The aggregate tax basis of the shares of the Growth Fund received by a shareholder of the Growth Fund II (including any fractional shares to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shareholder’s shares of the Growth Fund II that are surrendered in exchange for such shares of the Growth Fund.  The holding period of the shares of the Growth Fund received by a shareholder of the Growth Fund II (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Growth Fund II surrendered by the shareholder in the exchange, provided that such shares of the Growth Fund II are held as capital assets by the shareholder at the time of the Reorganization.  The holding period and tax basis of each asset of the Growth Fund II in the hands of the Growth Fund as a result of the Reorganization should be the same as the holding period and tax basis of each such asset in the hands of the Growth Fund II prior to the Reorganization.  This tax information is based on the advice of Foley & Lardner LLP, counsel to each of the Funds.  It is a condition to the closing of the Reorganization that such advice be confirmed in a written opinion of counsel.  An opinion of counsel is not binding on the Internal Revenue Service (“IRS”).

Prior to the closing of the Reorganization, the Company, if necessary, will declare a distribution to shareholders of the Growth Fund II which, together with all previous distributions, will have the effect of distributing to the Growth Fund II shareholders all of the Growth Fund II’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

Following the Reorganization, the Growth Fund will hold the assets of the Growth Fund II that it acquires until the Growth Fund rebalances its portfolio in the winter, pursuant to its customary procedures.  In connection with the Growth Fund rebalancing its portfolio in the ordinary course, a significant portion of the assets of the Growth Fund II may be sold. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Growth Fund II’s basis in such assets.  Any net capital gains (i.e., the excess of net realized long-term capital gains over net realized short-term capital losses) and any net realized short-term capital gains recognized in these sales will be distributed to the shareholders as capital gain dividends and ordinary dividends, respectively, during or with respect to the year of sale, and such distributions will be taxable to shareholders.

As of October 31, 2010, the Growth Fund II had a capital loss carryforward position of $54,289,903, which may be used to offset capital gains generated by such sales.  After the Reorganization, these losses will be available to the Growth Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited.  As a result of this limitation, it is possible that the Growth Fund may not be able to use these losses as rapidly as the Growth Fund II might have, and part of these losses may not be useable at all.  The ability of the Growth Fund to utilize the Growth Fund II’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.  As of October 31, 2010, the Growth Fund has a capital loss carryforward position of $277,999,856.

II.	PRINCIPAL RISK FACTORS

By investing in equity securities, the Funds may expose shareholders to certain market risks that could cause shareholders to lose money.  These risks include (the risks are identical for both of the Funds):

•	Market Risk;

•	Formula Investing Risk;

•	Small and Medium Sized Companies Risk; and

•	Foreign Securities Risk.

  Market Risk.  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it.  Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Formula Investing Risk.  The Funds adhere to the Growth Strategy during the course of the year, subject to applicable Securities and Exchange Commission requirements and federal tax requirements relating to mutual funds, despite any adverse developments that may arise.  This could result in substantial losses to the Funds, if for example, the stocks selected for the Funds for a given year are experiencing financial difficulty, or are out of favor in the market because of weak performance, a poor earnings forecast, negative publicity or general market cycles. The Funds’ portfolios are rebalanced annually in accordance with the Growth Strategy, which may result in the elimination of better performing assets from the Funds’ investments and increases in investments with relatively lower total return.

Small and Medium Sized Companies Risk.  The Funds invest in small and medium sized companies, which may have limited liquidity and greater price volatility than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Foreign Securities Risk.  There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

III.	COMPARISON FEE TABLE AND EXAMPLE

A.	Fee Tables

The Reorganization would result in a reduction in expense ratios for shareholders of the Growth Fund II.  The following table shows the Funds’ expense ratios and pro forma expense ratio of the combined Fund as of October 31, 2010.

	Original Class Shares	Institutional Class Shares 1
	Total Annual Fund Operating Expenses	Total Annual Fund Operating Expenses

Growth Fund II	1.62%	1.40%

Growth Fund	1.34%	1.09%

Growth Fund Pro Forma Combined	1.33%	1.08%

1	The Manager has contractually agreed to insure that net expenses for the Institutional Class shares do not exceed 0.98%.

As the table indicates, after the Reorganization the expense ratio would be reduced for the Growth Fund II by approximately 0.29% for Original Class shares and 0.32% for Institutional Class shares.

The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds.  The tables allow you to compare the expenses of each Fund and estimates for the pro forma combined Fund in its first year following the Reorganization.

	Original Class Shares
	Growth Fund II	Growth Fund	Growth Fund Pro Forma Combined
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load)	None	None	None
Redemption Fee	None 1	None 1	None 1

Exchange Fee	None 2	None 2	None 2

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.88%	0.60%	0.59%
Shareholder Servicing	0.10%	0.10%	0.10%
All Remaining Other Expenses	0.78%	0.50%	0.49%
Total Annual Fund Operating Expenses	1.62%	1.34%	1.33%

1	Our transfer agent charges a fee of $15.00 for each wire redemption.

2	Our transfer agent charges a fee of $5.00 for each telephone exchange.

	Institutional Class Shares
	Growth Fund II		Growth Fund		Growth Fund Pro Forma Combined
Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load)	None		None		None
Redemption Fee	None 1		None 1		None 1
Exchange Fee	None 2		None 2		None 2

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%		0.74%		0.74%
Distribution and Service (12b-1) Fees	None		None		None
Other Expenses	0.66%		0.35%		0.34%
Total Annual Fund Operating Expenses	1.40%		1.09%		1.08%
Expense Reimbursement	(0.42	)%3	(0.11	)%3	(0.10	)%3
Net Expenses	0.98%		0.98%		0.98%

1	Our transfer agent charges a fee of $15.00 for each wire redemption.

2	Our transfer agent charges a fee of $5.00 for each telephone exchange.

3
The Manager has contractually agreed to insure that net expenses do not exceed 0.98% of the average daily net assets of the Institutional Class shares of the Funds.  This contractual arrangement will continue indefinitely unless the Funds’ Board of Trustees/Directors terminates it.

The projected post-Reorganization pro forma Annual Fund Operating Expenses presented above are based upon numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Manager.

B.	Example

The example set forth below is intended to help you compare the cost of investing in the Growth Fund II with the cost of investing in the Growth Fund.

The example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each Fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Original Class Shares

	One Year	Three Years	Five Years	Ten Years

Growth Fund II	$165	$511	$882	$1,923

Growth Fund	$137	$426	$737	$1,618

Growth Fund Pro Forma Combined	$136	$423	$731	$1,606

Institutional Class Shares

	One Year	Three Years	Five Years	Ten Years

Growth Fund II	$100	$402	$726	$1,645

Growth Fund	$100	$337	$593	$1,324

Growth Fund Pro Forma Combined	$100	$335	$588	$1,313

The projected examples presented above are based upon numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense reductions will be achieved, because expenses depend on a variety of factors, including the future level of Fund assets, many of which are beyond the control of the Funds and the Manager.

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization.  Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this prospectus as Exhibit A, and in the documents incorporated by reference into this prospectus.

A.	Summary of the Proposed Reorganization

The Plan provides for (1) the transfer of all the assets of the Growth Fund II to the Growth Fund, (2) the assumption by the Growth Fund of all the liabilities of the Growth Fund II, (3) the issuance to shareholders of the Growth Fund II of shares of the Growth Fund, equal in aggregate NAV to the NAV of their former shares of the Growth Fund II in redemption of their shares of the Growth Fund II, and (4) the termination of the Growth Fund II.

Shareholders of the Growth Fund II will not be assessed any sales charges or other shareholder fees in connection with the Reorganization.

B.	Terms of the Plan

As provided in the Plan, the Growth Fund will acquire all the assets and assume all the liabilities, expenses and obligations of the Growth Fund II at the effective time of the Reorganization (the “Effective Time”).  In return, the Growth Fund will issue, and the Growth Fund II will distribute to its shareholders, a number of full and fractional shares of the Growth Fund, determined by dividing the net value of all the assets of the Growth Fund II by the NAV of one share of the Growth Fund.  For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund.  The Plan provides that each shareholder of the Growth Fund II will be credited with shares of the Growth Fund corresponding to the aggregate NAV of the Growth Fund II shares that the shareholder holds of record at the Effective Time.

Following the distribution of the Growth Fund shares in full liquidation of the Growth Fund II, the Growth Fund II will wind up its affairs and terminate as soon as is reasonably possible after the Reorganization.

The projected expenses of the Reorganization will be borne by the Manager.  (The Manager will not pay for the trading costs (including brokerage commissions, taxes, and custodian fees) that may result from the Growth Fund rebalancing its portfolio in the ordinary course following the Reorganization.)

Under applicable legal and regulatory requirements, none of the Growth Fund II’s shareholders will be entitled to exercise objecting shareholders’ appraisal rights, namely, to demand the fair value of their shares in connection with the Reorganization.  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.  However, any shareholder of the Growth Fund II may redeem their shares prior to the Reorganization.

Completion of the Reorganization is subject to certain conditions set forth in the Plan.  The Trustees/Directors may terminate the Plan under certain circumstances.  Among other circumstances, the Trustees/Directors may terminate the Plan upon a determination that proceeding with the Plan is not in the best interests of a Fund or of its shareholders.

A copy of the Plan for the Reorganization is attached as Exhibit A.

C.	Description of the Growth Fund Shares

Each Growth Fund share issued to Growth Fund II shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights.  The Growth Fund shares will be sold and redeemed based upon the net asset value of the Growth Fund next determined after receipt of the purchase or redemption request, as described herein and in the Funds’ Prospectus.

D.	Reasons for the Reorganization Considered by the Board

The Manager recommended that the Trustees/Directors approve the proposed Plan and Reorganization.  The Trustees/Directors considered the factors discussed below from the point of view of the interests of the Growth Fund II and its shareholders.  After careful consideration, the Trustees/Directors (including all Trustees/Directors who are not “interested persons” of the Funds, the Manager or its affiliates) determined that the Reorganization would be in the best interests of the Growth Fund II and that the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganization.  The Trustees/Directors have unanimously approved the Plan and the Reorganization.

The Trustees/Directors considered, among other things:

•	The Manager discussed with the Trustees/Directors that it believes that the Reorganization would benefit the Growth Fund II and its shareholders by potentially resulting in a lower expense ratio;

•
Potential shareholder benefits, including the fact that the pro forma total expense ratio of the combined Fund is expected to be significantly lower than the current expense ratio of the Growth Fund II;

•	The current asset level of the Growth Fund II and the combined pro forma asset level of the combined Fund;

•	The historical performance of the Funds;

•	The investment objective and principal investments of the Funds;

•	The form of the Plan and the terms and conditions of the Reorganization;

•	The fact that the Funds have the same advisory contract terms and pay the same advisory fee rates;

•	Whether the Reorganization would result in the dilution of shareholders’ interests;

•	The fact that no changes in service providers would result from the Reorganization;

•	The benefits of the Reorganization to the Manager, which will benefit from the elimination of separate monitoring and administration of the Growth Fund II;

•	The fact that the Growth Fund will assume all the liabilities, expenses and obligations of the Growth Fund II;

•	The expected federal income tax consequences of the Reorganization; and

•	The expenses of the Reorganization, and the fact that these would be borne by the Manager.

Also, the Trustees/Directors approved the Plan on behalf of the Growth Fund.

E.	Federal Income Tax Consequences

Subject to certain stated assumptions contained therein, the Growth Fund II will receive an opinion of Foley & Lardner LLP, its counsel, substantially to the following effect: (1) the Reorganization should constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Growth Fund II and the Growth Fund should each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) a shareholder of the Growth Fund II should recognize no gain or loss on the exchange of the shareholder’s shares of the Growth Fund II; (3) neither the Growth Fund II nor the Growth Fund should recognize any gain or loss upon the transfer of all of the assets of the Growth Fund II to the Growth Fund in exchange for shares of the Growth Fund and the assumption by the Growth Fund of the liabilities of the Growth Fund II pursuant to the Plan or upon the distribution of shares of the Growth Fund to shareholders of the Growth Fund II in exchange for their respective shares of the Growth Fund II; (4) the holding period and tax basis of the assets of the Growth Fund II acquired by the Growth Fund should be the same as the holding period and tax basis that the Growth Fund had in such assets immediately prior to the Reorganization; (5) the aggregate tax basis of shares of the Growth Fund received in connection with the Reorganization by each shareholder of the Growth Fund II (including any fractional share to which the shareholder may be entitled) should be the same as the aggregate tax basis of the shares of the Growth Fund II surrendered in exchange therefor; (6) the holding period of shares of the Growth Fund received in connection with the Reorganization by each shareholder of the Growth Fund II (including any fractional share to which the shareholder may be entitled) should include the holding period of the shares of the Growth Fund II surrendered in exchange therefore, provided that such the Growth Fund II shares constitute capital assets in the hands of the shareholder as of the closing date; and (7) the Growth Fund should succeed to the capital loss carryovers of the Growth Fund II, but the use of the Growth Fund II’s existing capital loss carryovers (as well as the carryovers of the Growth Fund) may be subject to limitation under Section 383 of the Code after the Reorganization.  This opinion of counsel will not be binding on the IRS or a court and there is no assurance that the IRS or a court will not take a view contrary to those expressed in the opinion.

Prior to the closing of the Reorganization, the Trust, if necessary, will declare a distribution to shareholders of the Growth Fund II which, together with all previous distributions, will have the effect of distributing to the Growth Fund II shareholders all of the Growth Fund II’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing.

Following the Reorganization, the Growth Fund will hold the assets of the Growth Fund II that it acquires until the Growth Fund rebalances its portfolio in the winter, pursuant to its customary procedures.  In connection with the Growth Fund rebalancing its portfolio in the ordinary course, a significant portion of the assets of the Growth Fund II may be sold. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Growth Fund II’s basis in such assets.  Any net capital gains (i.e., the excess of net realized long-term capital gains over net realized short-term capital losses) and any net realized short-term capital gains recognized in these sales will be distributed to the shareholders as capital gain dividends and ordinary dividends, respectively, during or with respect to the year of sale, and such distributions will be taxable to shareholders.

As of October 31, 2010, the Growth Fund II had a capital loss carryforward position of $54,289,903, which may be used to offset capital gains generated by such sales.  After the Reorganization, these losses will be available to the Growth Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited.  As a result of this limitation, it is possible that the Growth Fund may not be able to use these losses as rapidly as the Growth Fund II might have, and part of these losses may not be useable at all.  The ability of the Growth Fund to utilize the Growth Fund II’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.  As of October 31, 2010, the Growth Fund has a capital loss carryforward position of $277,999,856.

Although the Funds are not aware of any adverse state income tax consequences, they have not made any investigation as to those consequences for their shareholders.  Additionally, the Funds have not sought, and will not seek, a private letter ruling from the IRS with respect to the federal income tax consequences of the Reorganization.  The opinion of Foley & Lardner LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position.  Shareholders should consult their own advisers concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

Shareholders of the Growth Fund II are encouraged to consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

F.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the Growth Fund II versus the rights of shareholders of the Growth Fund.

Governing Law.  The Growth Fund II is organized as a separate series of Hennessy Funds Trust, a Delaware statutory trust.   The Growth Fund is organized as a separate series of Hennessy Mutual Funds, Inc., a Maryland corporation.  The Growth Fund II is authorized to issue an unlimited number of shares of beneficial interest.  The Growth Fund is authorized to issue 25 billion shares of common stock.  The par value of the Growth Fund’s shares is $0.0001 per share.  The Growth Fund II’s operations are governed by its Agreement and Declaration of Trust, By-Laws, and applicable Delaware law.  The Growth Fund’s operations are governed by its Articles of Incorporation, By-Laws, and applicable Maryland law.

Shareholder Liability.  Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Growth Fund II or the Manager was unable to meet its obligations.  Under the Growth Fund II’s Agreement and Declaration of Trust and By-Laws, the Growth Fund II is required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Under Maryland Corporate Law, shareholders of a corporation are not personally liable for the acts or obligations of the corporation.  Similar to the Growth Fund II, according to both the Growth Fund’s Articles of Incorporation and By-Laws, the Growth Fund is required to indemnify its directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of such officers or directors.

Board of Trustees/Directors.  The Growth Fund II, being a series of a Delaware statutory trust, has a Board of Trustees.  The Growth Fund, being a series of a Maryland corporation, has a Board of Directors.  The composition of the Board of the Trust and the Board of the Company is the same.  For more information, refer to the February 28, 2011 Statement of Additional Information for the Funds, which is incorporated by reference into this prospectus.

G.	Capitalization

The capitalization of the Growth Fund II and the Growth Fund as of April 30, 2011 and the combined Fund’s pro forma capitalization after giving effect to the Reorganization are set forth in the following table.  The table does not show the actual combined aggregate net assets or number of shares of the Growth Fund to be issued in connection with the Reorganization, as this will depend upon the net asset value and number of shares outstanding of the Growth Fund II at the Effective Time.

	Growth Fund II	Growth Fund	Pro Forma Adjustments	Pro Forma Combined

Original Class Shares
Aggregate Net Assets	$32,333,536	$215,728,401	–	$248,061,937
Shares Outstanding	1,910,297	17,482,931	710,058	20,103,286
Net Asset Value Per Share	$16.93	$12.34	–	$12.34
Institutional Class Shares
Aggregate Net Assets	$484,238	$3,117,599	–	$3,601,837
Shares Outstanding	28,038	249,985	10,791	288,814
Net Asset Value Per Share	$17.27	$12.47	–	$12.47
Aggregate Basis
Aggregate Net Assets	$32,817,774	$218,846,000	–	$251,663,774
Shares Outstanding	1,938,335	17,732,916	720,849	20,392,100

V.	INFORMATION ABOUT THE GROWTH FUND II AND THE GROWTH FUND

A.	Investment Objective and Investment Strategies

The Growth Fund II seeks long-term growth of capital by investing in growth-oriented common stocks, utilizing the Growth Strategy.  Like the Growth Fund II, the Growth Fund has the same investment objective and seeks long-term growth of capital by investing in growth-oriented common stocks, utilizing the Growth Strategy.  The only material difference between the two Funds is that the stocks are purchased, and the portfolio is rebalanced, at different times of the year (the summer for the Growth Fund II and the winter for the Growth Fund), generating different portfolios.

For a discussion of the Funds’ principal investment strategies, see the discussion above under Section I.D.1, “Synopsis – Comparison of the Growth Fund II and the Growth Fund – Investment Objectives and Principal Investment Policies.”  For a discussion of the Funds’ principal risks, see the discussion above under Section II, “Principal Risk Factors.”

In order to provide a degree of flexibility, each Fund may change its investment objective without obtaining shareholder approval.  An investment objective is not a guarantee.  Neither of the Funds takes temporary defensive positions.

The following statements apply to each of the Funds:

•	Each Fund will only purchase stocks that have historical trading volume sufficient to allow for purchase of the required number of shares without materially affecting the share price.

•
Each Fund selects stocks from the universe of stocks in the Capital IQ Database (formerly known as the Standard & Poor’s Compustat® Database).  The Capital IQ Database is a robust and comprehensive source of data on publicly traded companies, consisting of domestic and foreign common stocks, and it contains financial, statistical and market data for different regions of the world.  (Although Capital IQ, Inc. (“CIQ”) obtains information for inclusion in, or for use in, the Capital IQ Database from sources that it considers reliable, CIQ does not guarantee the accuracy or completeness of the information contained in the Capital IQ Database.   CIQ makes no warranty, express or implied, as to the results to be obtained by the Funds and the advisability of investing in the Funds, or any other persons or entity from the use of the Capital IQ Database.  S&P Capital IQ makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Capital IQ Database.  “Standard & Poor’s”, “S&P”, and “Capital IQ” are trademarks of The McGraw-Hill Companies, Inc.  The Funds are not sponsored, endorsed, sold or promoted by CIQ or any of its affiliates or parent companies.)

•
Utilizing their strategies and formulas, the Funds offer a consistent and disciplined approach to investing, based on a buy and hold philosophy over the course of each year that rejects the idea of market timing.  The Manager expects stocks held in each Fund’s portfolio to remain the same throughout the course of a year, despite any adverse developments concerning a company, an industry, the economy or the stock market generally.  However, in the event that earnings or other  information that formed the basis for selecting a stock are restated, and the resulting data would have precluded the stock from being selected for the portfolio, the Manager reserves the right to replace that stock with another stock meeting the criteria of the Fund’s strategy or formula.  Also, due to purchases and redemptions of Fund shares during the year, changes in the market value of the stock positions in each Fund’s portfolio and compliance with federal tax laws, it is likely that stock positions will not be weighted equally at all times during the year.

•
Over the course of the year, when each Fund receives new cash flow from the sale of its shares, it will first be used to the extent necessary to meet redemptions.  Any remaining cash will be invested in the stocks selected for each Fund using its strategy or formula as of the most recent rebalancing of the portfolio.  This investment will be made in proportion to the current weightings of such stocks in the portfolio and without any intention to rebalance the portfolio on an interim basis.  Such purchases will generally be made on a weekly basis, but may be on a more or less frequent basis at the discretion of the Manager, depending on certain factors, including the size of the Fund and the amount of cash to be invested.  To the extent redemptions exceed new cash flow, each Fund will meet redemption requests by selling securities on a pro rata basis, based on the current weightings of such securities in the portfolio. Thus, interim purchases and sales of securities will be based on current portfolio weightings and will be made without regard to whether or not a particular security continues to meet the criteria of the Fund’s strategy or formula.

If a Fund acquires another fund, the Fund may hold indefinitely the portfolio securities transferred to the Fund from the other fund pursuant to the acquisition (“acquired portfolio securities”).   The Fund may sell acquired portfolio securities, in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations applicable to the Fund or to meet redemption requests.

In the event of extreme market volatility, the Manager reserves the right to forego the use of positive three-month and/or six-month positive price appreciation criteria in selecting stocks for the portfolios of the Growth Fund and the Growth Fund II.

B.	Fees and Performance

For a discussion of the Funds’ fees and expenses, see the discussion above under Section III, “Comparison Fee Table and Example.”  Each Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.   A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect a Fund’s performance.  During the most recent fiscal year, the Growth Fund II’s portfolio turnover rate was 95% of the average value of its portfolio.  During the most recent fiscal year, the Growth Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

The performance of the Original Class shares of the Growth Fund II and the Growth Fund is attached hereto as Exhibit B.  The performance of the Institutional Class shares of the Growth Fund II and the Growth Fund is attached hereto as Exhibit C.  The performance information found on the attached Exhibits provides some indication of the risks of investing in the Growth Fund II and the Growth Fund by showing changes in their performance from year to year and how the Funds’ average annual returns compare with those of benchmark indices.  The Funds’ past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

C.	Fund Management and Portfolio Managers

Manager.  Hennessy Advisors, Inc. is the investment manager of the Funds.  The Manager’s address is 7250 Redwood Blvd., Suite 200, Novato, CA 94945.

The Manager has been providing investment advisory services since 1989.  The Manager furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.

Portfolio Managers.  Neil J. Hennessy and Brian E. Peery are primarily responsible for the day-to-day management of the portfolio of the Funds and for developing and executing the Funds’ investment program.  Mr. Hennessy serves as Chief Investment Officer to the Funds, and has been the President and a Director of the Manager, a registered investment advisor, since its organization in 1989.  Mr. Peery is Vice President, Co-Portfolio Manager of the Funds and has been employed by the Manager since 2002.

The Manager is the sole investment adviser to the Funds.  The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of October 31, 2010.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Neil J. Hennessy	3 $0.69 billion	1 $1.6 million	0 $ 0	0 $ 0	0 $ 0	0 $ 0
Brian Peery	3 $0.69 billion	1 $1.6 million	0 $ 0	0 $ 0	0 $ 0	0 $ 0

The portfolio managers are often responsible for managing other accounts.  The Manager typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Funds and another account and allocation of aggregated trades).  The Manager has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Manager has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio managers as of October 31, 2010.

Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Salary	Hennessy Advisors, Inc.
The board of directors of Hennessy Advisors, Inc. determines Neil J. Hennessy’s salary or Brian Peery’s salary, as the case may be, on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

Performance Bonus	Hennessy Advisors, Inc.
The board of directors contractually grants to Neil J. Hennessy an annual performance bonus equal to 10% of the pre-tax profit of Hennessy Advisors, Inc., as computed for financial reporting purposes in accordance with generally accepted accounting principles.

The following tables sets forth the dollar range of equity securities of each Fund beneficially owned by the portfolio manager as of October 31, 2010:

Name	Dollar Range of Equity Securities in the Growth Fund	Dollar Range of Equity Securities in the Growth Fund II
Neil J. Hennessy	$10,001-$50,000	$10,001-$50,000
Brian Peery	$10,001-$50,000	$10,001-$50,000

Management Fee.  For its services, each of the Funds pay the Manager a monthly management fee based upon its average daily net assets.  The advisory fee is 0.74%.  The Manager has contractually agreed to insure that net expenses do not exceed 0.98% of the average daily net assets of the Institutional Class shares of each Fund. These contractual arrangements will continue indefinitely unless the Funds’ Boards of Directors or Trustees terminates them.

A discussion regarding the basis for the Board of Directors/Trustees approving the investment advisory agreements with the Manager is available in the most recent annual report of the Hennessy Funds to shareholders for the period ended October 31.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.   If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Servicing Agreement.  Each of the Funds has entered into a Shareholder Servicing Agreement with the Manager.  The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Funds or their accounts with the Funds;

•	assisting shareholders in processing exchange and redemption requests;

•	assisting shareholders in changing dividend options, account designations and addresses;

•	responding generally to questions of shareholders; and

•	providing such other similar services as the Funds may request.

For such services, the Funds each pay an annual service fee to the Manager equal to 0.10% of its average daily net assets.  The Institutional Class shares are not subject to any servicing fees.

D.	Net Asset Value

The price a shareholder pays to buy Fund shares or the amount a shareholder receives when selling Fund shares is called the net asset value (referred to as the NAV).  This is calculated by dividing the a Fund’s assets, minus its liabilities, by the number of shares outstanding.  The NAV of the a Fund’s shares is normally determined as of the close of regular trading on the New York Stock Exchange (referred to as the NYSE), which is normally 4:00 P.M. Eastern time/1:00 P.M. Pacific time.  Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).  Each Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  Each Fund values most money market instruments it holds at their amortized cost.

If market quotations are not available, a Fund will value securities at their fair value pursuant to the procedures established by and under the supervision of the Board of Directors/Trustees.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.

A Fund will process purchase and redemption orders received by U.S. Bancorp Fund Services, LLC (referred to as the Transfer Agent) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.  If an investor sends a purchase or redemption request to the Funds’ corporate address, instead of to its Transfer Agent, the Funds will forward it as promptly as practicable to the Transfer Agent, and the effective date of the purchase or redemption request will be delayed until the purchase or redemption request is received by the Transfer Agent.

E.	Shares

Account Minimum Investments.  The minimum initial investment in the Original Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts (referred to as an IRA).  For corporate sponsored retirement plans, there is no minimum initial investment.  There is a $100 subsequent investment requirement for each Fund.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan for a Fund.  A Fund may waive the minimum investment requirements from time to time.

Investors purchasing a Fund through financial intermediaries’ asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

Institutional Class shares are available only to shareholders who invest directly in the Funds or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution or servicing fee from the Funds or the Manager.  There is also a higher minimum initial investment requirement for Institutional Class shares, as described below.  If you qualify as a purchaser of Institutional Class shares, but your account is invested in Original Class shares, you may convert your Original Class shares to Institutional Class shares based on the relative net asset values of the two Classes on the conversion date.

The minimum initial investment in Institutional Class shares of each Fund is $250,000.  There is a $100 subsequent investment requirement for both Funds.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan for both Funds.  The Funds reserve the right to waive or reduce the minimum initial investment amount for Institutional Class shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders.  For investors purchasing Institutional Class shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount.  The Manager, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

Market Timing Policy.  Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Board of Directors/Trustees discourages frequent purchases and redemptions of shares of the Funds by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.

The Funds track shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Funds.   In considering a shareholder’s trading activity, the Funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Funds.   If frequent trading or market timing is detected, the Funds, based on their assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

Telephone Privileges.  The Funds offer the ability to redeem or exchange shares or purchase additional shares via telephone.  If you do not wish to have these telephone privileges on your account, please decline this option in the Account Application.  Otherwise, the telephone privileges will be available on your account.

How to Purchase Shares.  Shares of the Funds have not been registered for sale outside of the United States.  The Funds do not sell shares to non United States citizens. United States citizens living abroad may purchase shares of the Funds only if they have a social security number and a physical address (not a P.O. box) within the United States.   The only exception is for United States military with an APO or FPO address.

You may purchase shares of the Funds by check, wire or Automatic Clearing House (ACH) network.  The Funds will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.  In addition, cashiers checks in the amounts of less than $10,000 will not be accepted.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  In addition, the Funds cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

 The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.  Shares of the Funds have not been registered for sale outside of the United States.  The Funds reserve the right to reject any purchase in whole or in part.

 In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Compliance Program.  The Funds might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established.  Please contact the Hennessy Funds at 1-800-966-4354 or 1-415-899-1555 if you need additional assistance when completing your application.  If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchasing Shares by Check.  Investors simply complete the appropriate Account Application and mail it with a check, made payable to “Hennessy Funds,” to:

For regular mail delivery:	For overnight delivery:
Hennessy Funds	Hennessy Funds
c/o U.S. Bancorp Fund Services	c/o U.S. Bancorp Fund Services
P.O. Box 701	615 East Michigan St., 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

 The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by a Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

 How to Purchase Shares by Wire.  A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds.  If a shareholder is making an initial investment in a Fund, please contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent.  U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 P.M. Eastern time/1:00 P.M. Pacific time) to receive same day pricing.  Wired funds received after that time will be processed the following day with the following day’s pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired for Original Class shares or Institutional Class shares of the Fund. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Funds.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

Hennessy Funds
c/o U.S. Bank, N.A.	Credit: U.S. Bancorp Fund Services LLC
777 E. Wisconsin Ave.	Account Number: 112-952-137
Milwaukee, WI 53202	Further Credit: Mutual fund name, shareholder
ABA# 075000022	name and account number

Purchasing Shares through Intermediaries.  You may buy, sell and exchange shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The broker (or its agent) holds your shares in an omnibus account in the broker’s (or its agent’s) name, and the broker (or its agent) maintains your individual ownership records. The Manager may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ prospectus.

If you decide to purchase shares through a broker, please carefully review the program materials provided to you by the broker (or its agent), because particular brokers may adopt policies or procedures that are separate from those described in this prospectus.

To inquire about an agreement, broker-dealers should call the Funds at 1-800-966-4354 or 1-415-899-1555.

 Purchases by Telephone.  You may purchase additional shares of the Funds by calling 1-800-261-6950 or 1-414-765-4124.  Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network.  You must have banking information established on your account prior to making a purchase. Each telephone purchase for additional shares must be in the amount of $100 or more.  If your order is received prior to the close of trading on the NYSE, your shares will be purchased at the net asset value calculated on that date.  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan.  For your convenience, each Fund offers an Automatic Investment Plan.  This plan allows money to be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects.  After your initial investment in a Fund, you may authorize that Fund to withdraw amounts of $100 or more.

 If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application.  You may call the Funds at 1-800-966-4354 or 1-415-899-1555 and request an application, or the application can be found at www.hennessyfunds.com.  Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction.  The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason.  The Funds may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-261-6950 or 1-414-765-4124 or in written form five days prior to the effective date.

Retirement Plans.  Shareholders may invest in the Funds under the following retirement plans:

•	Coverdell Education Savings Account
•	Traditional IRA
•	Roth IRA
•	SEP-IRA for sole proprietors, partnerships and corporations
•	SIMPLE-IRA

The Funds recommend that investors consult with a financial and/or tax advisor regarding IRAs before investing in them.  The annual IRA maintenance fee is $15 (capped at $30 per social security number).  The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction.  Complete details on fees are outlined in our Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.

 How To Sell Shares.  You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business either directly through the Funds or through your investment representative.  Redemptions that are received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day.   Requests received after that time will be processed as of the close of business on the next business day.  Redemption requests for an individual retirement account (“IRA”), Coverdell Education Plan or other retirement or qualified plan must be made in writing and cannot be made via telephone.

How to Sell by Mail.  You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in “good order,” a Fund will redeem your shares at the next NAV. To be in “good order,” redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of Institutional Class shares of the Fund or the dollar value of Institutional Class shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders.  In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the Automated Clearing House (ACH) network to the bank account that you have designated on your Account Application.  If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold federal income tax (generally 10%).  Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding.  To add wire instructions to an account at the time of the redemption, a signature guarantee is required.  The letter should be signed by all shareholders whose names appear on the account registration.  Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required.  Please see the following section “When are signature guarantees required?”

How to Sell by Telephone.  Unless you have declined telephone privileges on your account, you may redeem all or some of your shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time, on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.

 When you establish telephone privileges, you are authorizing the Funds and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

 Before acting on instructions received by telephone, the Funds and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Funds and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Funds may change, modify or terminate these privileges at any time upon written notice to shareholders. The Funds may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Funds, continuation of the privilege would be detrimental to the Funds and their shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “Purchasing Shares by Check” above. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee or other acceptable form of authentication from a financial institution source may also be required. Please contact the Transfer Agent at 1-800-261-6950 before sending your instruction.

 You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

 Signature Guarantees.  To protect the Funds and their shareholders, a signature guarantee is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;

•	The redemption proceeds are to be payable or sent to a person, address or bank account not on record;

•	IRA transfer;

•	Account ownership is being changed; and

•	The redemption request is over $100,000.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature is not an acceptable substitute for a signature guarantee.

The Funds may waive the signature guarantee for employees and affiliates of the Manager, the distributor, the administrator and family members of the foregoing.

Receipt of Redemption Proceeds.  Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Funds may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first. In addition, the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining balance for a partial redemption and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If any Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Involuntary Redemption of Account.  With respect to Original Class shares, the Funds may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Funds make an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Funds take any action.

If your Institutional Class shares account balance falls below $250,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $250,000 or more.  If you do not, the Funds may convert your Institutional Class shares into Original Class shares, at which time your account will be subject to the involuntary redemption policies and procedures for Original Class shares.  Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges.  Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares.

 How to Exchange Shares.  You may exchange Original Class shares of any Hennessy Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Please keep in mind the minimum investment of $2,500 ($250 for IRA’s) for Original Class shares and $250,000 for Institutional Class shares when determining the number of shares you want to exchange. Prior to making an exchange into any other Hennessy Fund, you should obtain and carefully read that Fund’s prospectus.

You may also exchange Original Class shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account for regular (non-IRA) accounts. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.

You may exchange Institutional Class shares of any Fund for shares of any other Hennessy Fund any day the Funds and the NYSE are open for business. Exchange requests received no later than 4:00 P.M. Eastern time/1:00 P.M. Pacific time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Please keep in mind each Fund’s minimum investment of $250,000 for Institutional Class shares when determining the number of shares you want to exchange. Prior to making an exchange into any other Hennessy Fund, you should obtain and carefully read that Fund’s prospectus.

 You may also exchange Institutional Class shares of any Fund for shares of the First American Prime Obligations Fund, a money market mutual fund not affiliated with any of the Hennessy Funds or the Manager. The exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Manager of an investment in the First American Prime Obligations Fund. Prior to making an exchange into the First American Prime Obligations Fund, you should obtain and carefully read that fund’s prospectus, which may be obtained by calling 1-800-966-4354 or 1-415-899-1555. If you exchange your Fund shares into shares of the First American Prime Obligations Fund, you may establish checkwriting privileges on that money market account for regular (non-IRA) accounts. Contact the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 for a checkwriting application and signature card.

 The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

Exchanging Shares by Mail.  Shareholders may exchange Fund shares simply by sending a written request to the Transfer Agent.  Shareholders should give the name of their Fund account, account number, the number of Fund shares or the dollar value of Fund shares to be exchanged, and the name of the other fund into which the exchange is being made.  If a shareholder has an existing account with the other fund, the shareholder should also give the name and account number for that fund.  The letter should be signed by all shareholders whose names appear on the account registration.

Exchanging Shares by Telephone.  Unless you have declined telephone privileges on your Account Application, you may also exchange Fund shares by calling the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 before the close of regular trading on the NYSE, which presently is 4:00 P.M. Eastern time/1:00 P.M. Pacific time.  If you are exchanging shares by telephone, you will be subject to certain identification procedures, which are listed above under “How to Sale by Telephone.”  If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.  Telephone requests for exchanges will not be accepted with respect to shares represented by certificates.

Systematic Cash Withdrawal Program.  As another convenience, you may redeem your Original Class shares through the Systematic Cash Withdrawal Program. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Funds. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment. The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares.

A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

As noted above, the Funds’ Original Class shares may be redeemed through the Systematic Cash Withdrawal Program.  The Systematic Cash Withdrawal Program is not available for redemption of Institutional Class shares.

Householding.  To help keep the Funds’ costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

 Electronic Delivery.  The Hennessy Funds offer shareholders the option to receive account statements, prospectuses, tax forms and reports online. To sign up for eDelivery, please visit www.hennessyfunds.com.  You may change your delivery preference at any time by visiting our website or contacting the Funds at 1-800-261-6950.

F.	Taxes, Dividends and Distributions

The Funds will make distributions of dividends and capital gains, if any, annually, usually in November or December of each year.

Shareholders have four distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	All Cash Option – Both dividends and capital gains distributions will be paid in cash.

Split Cash Reinvest Options:

•	Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares; or

•	Your dividends will be reinvested in additional Fund shares and your capital gains distributions will be paid in cash

If you elect to receive distributions and or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current NAV of the applicable fund, and to reinvest all subsequent distributions.

You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 1-800-261-6950 or 1-414-765-4124. Any changes should be submitted at least five days prior to the record date of the distribution.

Each Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).

If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

G.	Financial Information

The financial highlights of the Growth Fund II and the Growth Fund are attached hereto as Exhibit D.  The accounting survivor of the Reorganization will be the Growth Fund.

VI.	ADDITIONAL INFORMATION

Documents relating to the Hennessy Funds are available, without charge, by writing to Hennessy Funds at 7250 Redwood Blvd., Suite 200, Novato, California 94945, or by calling 1-800-966-4353.

The Growth Fund II and the Growth Fund are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file reports, proxy materials, and other information relating to the Growth Fund II and the Growth Fund, respectively, with the SEC.  Reports, proxy and information statements, and other information filed by the Trust and the Company can be obtained by calling or writing the funds and can also be obtained from the SEC.  You may view or obtain these documents from the SEC:

•	In person: at the SEC’s Public Reference Room in Washington, D.C.

•	By phone: 1-202-551-8090 (for information on the operations of the Public Reference Room only)

•	By mail: Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 (duplicating fee required)

•	By electronic mail: publicinfo@sec.gov (duplicating fee required)

•	On the Internet: www.sec.gov

VII.	MISCELLANEOUS INFORMATION

A.	Legal Matters

The validity of the issuance of the Growth Fund shares will be passed upon by Foley & Lardner LLP, Milwaukee, Wisconsin.

B.	Experts

The financial statements of the Funds for the fiscal year ended October 31, 2010, contained in the Funds’ 2010 Annual Report to Shareholders, have been audited by KPMG LLP, independent registered public accountants, as stated in their report dated December 22, 2010, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

By Order of the Board of Trustees of
Hennessy Mutual Funds, Inc.

Neil J. Hennessy

October 17, 2011

EXHIBIT A

HENNESSY FUNDS TRUST
HENNESSY MUTUAL FUNDS, INC.

PLAN OF ACQUISITION AND LIQUIDATION

This Plan of Acquisition and Liquidation (this “Plan”) has been adopted by the Board of Trustees/Directors of Hennessy Funds Trust, a Delaware statutory trust (“HFT”), and Hennessy Mutual Funds, Inc., a Maryland corporation (the “HFMI”), as of this 17th day of October, 2011, to provide for the reorganization of the Hennessy Cornerstone Growth Fund, Series II (the “Acquired Portfolio”) into the Hennessy Cornerstone Growth Fund (the “Acquiring Portfolio”).  The Acquired Portfolio is a series of HFT and the Acquiring Portfolio is a series of HFMI (each of the Acquired Portfolio and the Acquiring Portfolio are sometimes referred to herein as a “Portfolio”, and, together, the “Portfolios”).  HFT and HFMI are each an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  HFT and HFMI have a common Board of Trustees/Directors (the “Board”), which has determined that it is in the best interest of the shareholders of the Acquiring Portfolio and the Acquired Portfolio (“Shareholders”) that the Acquired Portfolio transfer all of the assets attributable to the shares of beneficial interest held by its Shareholders in exchange for shares of common stock of equal net asset value of the Acquiring Portfolio, with Original Class shares of the Acquired Fund being exchanged for Original Class shares of the Acquiring Fund and Institutional Class shares of the Acquired Fund being exchanged for Institutional Class shares of the Acquiring Fund (collectively, the “Acquisition Shares”).  The Acquisition Shares will be distributed to the Acquired Portfolio’s Shareholders, and HFT will then redeem the outstanding shares (the “Acquired Portfolio Shares”) of the Acquired Portfolio, all as provided for below (collectively, these transaction are referred to herein as the “Acquisition”).  In this Plan, any references to a Portfolio taking action shall mean and include all necessary actions of HFT or HFMI, as the case may be, on behalf of a Portfolio, unless the context of this Plan or the 1940 Act requires otherwise. HFT and HFMI intend that the Acquisition qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provisions, and that with respect to the Acquisition, the Acquiring Portfolio and the Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

1.    Definitions.  In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“Assets” shall mean all assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Portfolio or its shares, as appropriate, whether or not determinable at the Effective Time (as defined herein) and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Portfolio or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Portfolio’s books.

“Closing Date” shall mean such date as the officers of HFT and HFMI shall designate.

“Effective Time” shall mean 5:00 p.m., Eastern Time, on the Closing Date, or such other time as the officers of HFT and HFMI shall designate.

“Financial Statements” shall mean the audited financial statements of the relevant Portfolio for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Portfolio for its most recently completed semi-annual period.

“Liabilities” shall mean all liabilities, expenses and obligations of any kind whatsoever of the Acquired Portfolio, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

“N-14 Registration Statement” shall mean the Registration Statement of the Acquiring Portfolio on Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

“Valuation Time” shall mean the close of regular session trading on the New York Stock Exchange (“NYSE”) on the Closing Date, when for purposes of this Plan, HFT and HFMI determine the net asset value per Acquisition Share of the Acquiring Portfolio and the net value of the assets of the Acquired Portfolio.

“NAV” shall mean a Portfolio’s net asset value, which is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.    Regulatory Filings.  The Acquiring Portfolio shall promptly prepare and file the N-14 Registration Statement with the SEC, and the Acquiring Portfolio and the Acquired Portfolio also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.    Transfer of the Acquired Portfolio’s Assets.  The Acquiring Portfolio and the Acquired Portfolio shall take the following steps with respect to the Acquisition, as applicable:

(a)  On or prior to the Closing Date, the Acquired Portfolio shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Portfolio that are known to the Acquired Portfolio and that are due and payable prior to or as of the Closing Date.

(b)  Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Portfolio will declare to the Acquired Portfolio’s Shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (a) all the excess of (1) the Acquired Portfolio’s investment income excludable from gross income under Section 103(a) of the Code over (2) the Acquired Portfolio’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Portfolio’s investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Portfolio’s net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), for the taxable year ending on October 31, 2011.  Such dividends will be declared and paid to ensure continued qualification of the Acquired Portfolio as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(c)  At the Effective Time, the Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio, subject to the Liabilities, and the Acquiring Portfolio shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (1) the Assets shall become and be assets of the Acquiring Portfolio, and (2) the Liabilities shall attach to the Acquiring Portfolio, and shall be enforceable against the Acquiring Portfolio to the same extent as if initially incurred by the Acquiring Portfolio.  HFT shall redeem the outstanding shares of the Acquired Portfolio by issuance of shares of the Acquiring Portfolio as described more fully below.

(d)  Within a reasonable time prior to the Closing Date, the Acquired Portfolio shall provide, if requested, a list of the Assets to the Acquiring Portfolio.  The Acquired Portfolio may sell any asset on such list prior to the Effective Time.  After the Acquired Portfolio provides such list, the Acquired Portfolio will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Portfolio.  Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any investments shown on the list that the Acquiring Portfolio has determined to be inconsistent with its investment objective, policies and restrictions.  The Acquired Portfolio will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.  In addition, if the Acquiring Portfolio determines that, as a result of the Acquisition, the Acquiring Portfolio would own an aggregate amount of an investment that would exceed a percentage limitation applicable to the Acquiring Portfolio, the Acquiring Portfolio will advise the Acquired Portfolio in writing of any such limitation and the Acquired Portfolio shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Portfolio’s investment objectives, policies and restrictions.

(e)  The Acquired Portfolio shall assign, transfer, deliver and convey the Assets to the Acquiring Portfolio at the Effective Time on the following basis: (1) The value of the Assets less the Liabilities of the Acquired Portfolio attributable to shares of beneficial interest held by its Shareholders, determined as of the Valuation Time, shall be divided by the then NAV of Acquisition Shares of common stock, as applicable, and, in exchange for the transfer of the Assets, the Acquiring Portfolio shall simultaneously issue and deliver to the Acquired Portfolio the number of Acquisition Shares of common stock (including fractional shares) so determined, rounded to the second decimal place or such other decimal place as the officers of HFT and HFMI shall designate; (2) The NAV of Acquisition Shares of common stock to be delivered to the Acquired Portfolio shall be determined as of the Valuation Time in accordance with the Acquiring Portfolio’s then applicable valuation procedures, and the net value of the Assets to be conveyed to the Acquiring Portfolio shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Portfolio; and (3) the portfolio securities of the Acquired Portfolio shall be made available by the Acquired Portfolio to U.S. Bank National Association, as custodian for the Acquiring Portfolio (the “Custodian”), for examination no later than five business days preceding the Valuation Time.  On the Closing Date, such portfolio securities and all the Acquired Portfolio’s cash shall be delivered by the Acquired Portfolio to the Custodian for the account of the Acquiring Portfolio, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by the Acquiring Portfolio.

(f)  Promptly after the Closing Date, the Acquired Portfolio will deliver to the Acquiring Portfolio a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date.

4.    Termination of the Acquired Portfolio, Registration of Acquisition Shares and Access to Records.  The Acquired Portfolio and the Acquiring Portfolio also shall take the following steps, as applicable:

(a)  At or as soon as reasonably practical after the Effective Time, the Acquired Portfolio shall terminate by transferring pro rata to its Shareholders of record Acquisition Shares received by the Acquired Portfolio pursuant to Section 3(e)(1) of this Plan.  The Acquiring Portfolio shall establish accounts on its share records and note on such accounts the names of the former Acquired Portfolio Shareholders and the types and amounts of the Acquisition Shares that former Acquired Portfolio Shareholders are due based on their respective holdings of the Acquired Portfolio Shares as of the close of business on the Closing Date.  Fractional Acquisition Shares shall be carried to the second decimal place.  The Acquiring Portfolio shall not issue certificates representing the Acquisition Shares in connection with such exchange.  All issued and outstanding Acquired Portfolio Shares will be simultaneously redeemed and cancelled on the books of the Acquired Portfolio.  Ownership of the Acquisition Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.  Following distribution by the Acquired Portfolio to its Shareholders of all Acquisition Shares delivered to the Acquired Portfolio, the Acquired Portfolio shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

(b)  At and after the Closing Date, the Acquired Portfolio shall provide the Acquiring Portfolio and its transfer agent with immediate access to: (1) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Portfolio’s Shareholders and the number and percentage ownership of the outstanding shares of the Acquired Portfolio owned by Shareholders as of the Effective Time, and (2) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Portfolio Shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding.  The Acquired Portfolio shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Portfolio as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.    Conditions to Consummation of the Acquisition.  The consummation of the Acquisition shall be subject to the following conditions precedent:

(a)  There shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio or the Acquired Portfolio since the date of the most recent Financial Statements.  Negative investment performance shall not be considered a material adverse change.

(b)  HFT and HFMI shall have received an opinion of Foley & Lardner LLP, substantially to the effect that for federal income tax purposes: (1) The Acquisition will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquiring Portfolio and the Acquired Portfolio will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (2) A Shareholder of the Acquired Portfolio will recognize no gain or loss on the exchange of the Shareholder’s shares of the Acquired Portfolio solely for Acquisition Shares; (3) Neither the Acquired Portfolio nor the Acquiring Portfolio will recognize any gain or loss upon the transfer of all of the Assets to the Acquiring Portfolio in exchange for Acquisition Shares and the assumption by the Acquiring Portfolio of the Liabilities pursuant to this Plan or upon the distribution of Acquisition Shares to Shareholders of the Acquired Portfolio in exchange for their respective shares of the Acquired Portfolio; (4) The holding period and tax basis of the Assets acquired by the Acquiring Portfolio will be the same as the holding period and tax basis that the Acquired Portfolio had in such Assets immediately prior to the Acquisition; (5) The aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Portfolio (including any fractional share to which the Shareholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Portfolio surrendered in exchange therefor, and increased by any gain recognized on the exchange; (6) The holding period of Acquisition Shares received in connection with the Acquisition by each Shareholder of the Acquired Portfolio (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of the Acquired Portfolio surrendered in exchange therefor, provided that such Acquired Portfolio Shares constitute capital assets in the hands of the Shareholder as of the Closing Date; and (7) The Acquiring Portfolio will succeed to the capital loss carryovers of the Acquired Portfolio but the use of the Acquiring Portfolio’s existing capital loss carryovers (as well as the carryovers of the Acquired Portfolio) may be subject to limitation under Section 383 of the Code after the Acquisition.  The opinion will be based on certain factual certifications made by officers of the Portfolios and will also be based on customary assumptions and subject to certain qualifications.  The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.  Notwithstanding this subparagraph (b), Foley & Lardner LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.  Each Portfolio shall provide additional factual representations to Foley & Lardner LLP with respect to the Portfolios that are reasonably necessary to enable Foley & Lardner LLP to deliver the tax opinion.  Notwithstanding anything in this Plan to the contrary, neither Portfolio may waive in any material respect the conditions set forth under this subparagraph (b).

(c)  The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of the Acquiring Portfolio, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

(d)  No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

(e)  The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

6.    Closing.

(a)  The Closing shall be held at the offices of HFT and HFMI, 7250 Redwood Blvd., Suite 200, Novato, California 94945, or at such other place as the officers of HFT and HFMI may designate.

(b)  In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by the Board.

(c)  The Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  After the Closing Date, the Acquiring Portfolio will provide to the Acquired Portfolio evidence satisfactory to the Acquired Portfolio that such shares have been credited pro rata to open accounts in the names of the Acquired Portfolio Shareholders.

(d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by this Plan.

7.    Termination of Plan.  A majority of the Board may terminate this Plan before the applicable Effective Time if: (i) any of the conditions precedent set forth herein are not satisfied; or (ii) the Board determines that the consummation of the Acquisition is not in the best interests of either Portfolio or its Shareholders.

8.    Termination of the Acquired Portfolio.  If the Acquisition is consummated, the Acquired Portfolio shall terminate its registration under the 1940 Act and the 1933 Act.

9.    Expenses.  The Acquisition expenses shall be borne by Hennessy Advisors, Inc.

EXHIBIT B

Performance Original Class Shares Growth Fund II

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund, Series II by showing changes in its performance from year to year and how the Fund’s average annual returns compare with those of benchmark indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 25.41% for the quarter ended June 30, 2009 and the lowest quarterly return was -27.70% for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)

	One Year	Five Year	Since Inception (7/1/05)
Hennessy Cornerstone Growth Fund, Series II
Return before taxes	27.13%	-6.26%	-4.64%

Return after taxes on distributions	27.13%	-7.22%	-6.07%

Return after taxes on distributions and sale of Fund shares	17.64%	-5.20%	-4.02%

Russell 2000 Growth
(reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	6.20%

S&P 500
(reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.07%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

The Russell 2000 Growth is a widely recognized, unmanaged index of small-cap growth stocks.

B-1

Performance Original Class Shares Growth Fund

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund’s average annual returns compare with those of benchmark indices. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 18.30% for the quarter ended December 31, 2004 and the lowest quarterly return was -22.36% for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)

	One Year	Five Year	Ten Year

Hennessy Cornerstone Growth Fund
Return before taxes	11.50%	-5.64%	4.29%

Return after taxes on distributions	11.50%	-6.43%	3.16%

Return after taxes on distributions and sale of Fund shares	7.48%	-4.43%	3.76%

Russell 2000 Index
(reflects no deduction forfees, expenses or taxes)	26.85%	4.47%	6.33%

S&P 500
(reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

The Russell 2000 is a widely recognized, unmanaged index of small-cap stocks.

B-2

EXHIBIT C

Performance Institutional Class Shares Growth Fund II

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund, Series II by showing changes in its performance from year to year and how the Fund’s average annual returns compare with those of benchmark indices. The following performance information reflects actual Fund performance for periods beginning March 3, 2008 (inception date of Institutional Class shares). For the periods prior to March 3, 2008, the following performance information reflects the returns of the Hennessy Cornerstone Growth Fund, Series II’s Original Class (a class that is not offered in this Prospectus), adjusted to reflect the net expenses of the Institutional Class (0.98%).  The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 25.58% for the quarter ended June 30, 2009 and the lowest quarterly return was -27.62% for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)

	One Year	Five Year	Since Inception (7/1/05)
Hennessy Cornerstone Growth Fund, Series II
Return before taxes	27.92%	-5.80%	-4.19%

Return after taxes on distributions	27.92%	-6.76%	-5.63%

Return after taxes on distributions and sale of Fund shares	18.15%	-4.84%	-3.68%

Russell 2000 Growth
(reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	6.20%

S&P 500
(reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.07%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

The Russell 2000 Growth is a widely recognized, unmanaged index of small-cap growth stocks.

C-1

Performance Institutional Class Shares Growth Fund

The following performance information provides some indication of the risks of investing in the Hennessy Cornerstone Growth Fund by showing changes in its performance from year to year and how the Fund’s average annual returns compare with those of benchmark indices. The following performance information reflects actual Fund performance for periods beginning March 3, 2008 (inception date of Institutional Class shares). For the periods prior to March 3, 2008, the following performance information reflects the returns of the Hennessy Cornerstone Growth Fund’s Original Class (a class that is not offered in this Prospectus), adjusted to reflect the net expenses of the Institutional Class (0.98%). The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future.

CALENDAR YEAR TOTAL RETURNS

For the period shown in the bar chart, the Fund’s highest quarterly return was 18.37% for the quarter ended December 31, 2004 and the lowest quarterly return was -22.32% for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010)

	One Year	Five Year	Ten Year
Hennessy Cornerstone Growth Fund
Return before taxes	12.06%	-5.36%	4.56%

Return after taxes on distributions	12.06%	-6.15%	3.43%

Return after taxes on distributions and sale of Fund shares	7.84%	-4.21%	3.98%

Russell 2000 Index
(reflects no deduction for fees, expenses or taxes)	26.85%	4.47%	6.33%

S&P 500
(reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sales of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

The Russell 2000 is a widely recognized, unmanaged index of small-cap stocks.

C-2

EXHIBIT D

Financial Highlights

The following tables are intended to help you understand the financial performance of the Original Class shares of the Growth Fund II and the Growth Fund and the Institutional Class shares of the Growth Fund II and the Growth Fund for the periods shown below.  Certain information reflects financial results for a single Fund share. The “Total Return” figures show how much your investment would have increased or decreased during each period, assuming you had reinvested all dividends and distributions.  This information has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm.  KPMG LLP’s report and the Funds’ financial statements are included in the Annual Report, which is available upon request.

Hennessy Cornerstone Growth Fund, Series II
For an Original Class share outstanding throughout each period

					Period Ended		Year Ended
	Year Ended October 31,				October 31,		June 30,
	2010	2009	2008	2007	2006(1)		2006

PER SHARE DATA:
Net asset value, beginning of period	$11.09	$10.35	$30.32	$30.75	$32.19		$31.29

Income from investment operations:
Net investment gain (loss)	(0.11)	(0.05)	(0.09)	(0.25)	(0.03)		(0.07	)(2)
Net realized and unrealized gains (losses) on securities	3.01	0.79	(13.75)	1.02	(1.41)		4.65

Total from investment operations	2.90	0.74	(13.84)	0.77	(1.44)		4.58

Less Distributions:
Dividends from net investment income	—	—	—	—	—		—
Dividends from net realized gains	—	—	(6.13)	(1.20)	—		(3.68)

Total distributions	—	—	(6.13)	(1.20)	—		(3.68)

Net asset value, end of period	$13.99	$11.09	$10.35	$30.32	$30.75		$32.19

TOTAL RETURN	26.15%	7.15%	(55.79)%	2.60%	(4.47	)%(3)	16.48%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$30.17	$29.81	$36.27	$138.58	$244.19		$279.30
Ratio of expenses to average net assets	1.62%	1.70%	1.37%	1.27%	1.25	%(4)	1.25%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.43)%	(0.40)%	(0.59)%	(0.24	)%(4)	(0.22)%
Portfolio turnover rate(5)	95%	94%	75%	86%	93	%(3)	109%

(1)	For the four months ended October 31, 2006. Effective October 31, 2006 the Fund changed its fiscal year end to October 31st from June 30th.
(2)	Net investment loss per share is calculated using average shares outstanding.
(3)	Not Annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

Hennessy Cornerstone Growth Fund, Series II
For an Institutional Class share outstanding throughout each period

			Period Ended
	Year Ended October 31,		October 31,
	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$11.21	$10.39	$19.17

Income from investment operations:
Net investment gain (loss)	(0.01)	0.02	0.02
Net realized and unrealized gains (losses) on securities	3.03	0.80	(8.80)

Total from investment operations	3.02	0.82	(8.78)

Less Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$14.23	$11.21	$10.39

TOTAL RETURN	26.94%	7.89%	(45.80	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.43	$0.28	$0.06

Ratio of expenses to average net assets
Before expense reimbursement	1.40%	1.46%	1.22	%(3)
After expense reimbursement(4)	0.98%	0.98%	0.98	%(3)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	(0.53)%	(0.19)%	0.17	%(3)
After expense reimbursement(4)	(0.11)%	0.29%	0.41	%(3)
Portfolio turnover rate(5)	95%	94%	75	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

Hennessy Cornerstone Growth Fund
For an Original Class share outstanding throughout each year

	Year Ended October 31,
	2010	2009	2008	2007	2006
PER SHARE DATA:
Net asset value, beginning of year	$8.81	$8.80	$19.41	$20.77	$19.49

Income from investment operations:
Net investment gain (loss)	(0.10)	(0.04)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on securities	1.57	0.05	(8.32)	1.82	2.55

Total from investment operations	1.47	0.01	(8.37)	1.75	2.51

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Dividends from net realized gains	—	—	(2.24)	(3.11)	(1.23)

Total distributions	—	—	(2.24)	(3.11)	(1.23)

Net asset value, end of year	$10.28	$8.81	$8.80	$19.41	$20.77

TOTAL RETURN	16.69%	0.11%	(48.00)%	9.65%	13.59%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$207.11	$228.96	$312.50	$990.43	$1,250.67
Ratio of expenses to average net assets	1.34%	1.36%	1.25%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.89)%	(0.42)%	(0.29)%	(0.32)%	(0.20)%
Portfolio turnover rate(1)	103%	108%	103%	97%	90%

Hennessy Cornerstone Growth Fund
For an Institutional Class share outstanding throughout each period

			Period Ended
	Year Ended October 31,		October 31,
	2010	2009	2008(1)
PER SHARE DATA:
Net asset value, beginning of period	$8.86	$8.82	$13.29

Income from investment operations:
Net investment gain (loss)	(0.07)	—	0.01
Net realized and unrealized gains (losses) on securities	1.58	0.04	(4.48)

Total from investment operations	1.51	0.04	(4.47)

Less Distributions:
Dividends from net investment income	—	—	—
Dividends from net realized gains	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$10.37	$8.86	$8.82

TOTAL RETURN	17.04%	0.45%	$(34.13	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$3.12	$4.68	5.09
Ratio of expenses to average net assets
Before expense reimbursement	1.09%	1.11%	1.12	%(3)
After expense reimbursement(4)	0.98%	0.98%	0.98	%(3)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement	(0.64)%	(0.17)%	0.15	%(3)
After expense reimbursement(4)	(0.53)%	(0.04)%	0.29	%(3)
Portfolio turnover rate(5)	103%	108%	103	%(2)

(1)	Institutional Class shares commenced operations on March 3, 2008.
(2)	Not Annualized.
(3)	Annualized.
(4)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 5 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.